UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 29, 2021

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement

On October 29, 2021, TEAM, Inc. (the “Company”) and the Lenders (as defined below) entered into Amendment No. 2 (the “Second Amendment”) to the Term Loan Credit Agreement, dated December 18, 2020 (as amended on October 19, 2021, the “Credit Agreement”), among the Company, the financial institutions party thereto from time to time (the “Lenders”) and Atlantic Park Strategic Capital Fund, L.P., as agent for the Lenders (the “Agent”). The Second Amendment to the Credit Agreement, among other things, (i) further defers an October 29, 2021 interest payment until November 15, 2021; (ii) contains certain milestones; (iii) provides the Lenders with a 10-day right of first refusal regarding any refinancing of the Company’s obligations under the Company’s asset-based credit agreement (the “ABL Facility”); (iv) obligates the Company to establish, pursuant to a charter to be adopted by the Company’s board of directors and reasonably acceptable to the Agent, a special committee that shall have exclusive responsibility and authority to make recommendations to the Company’s board of directors regarding certain transactions; and (v) provides that the Company will not permit a covenant trigger event under the ABL Facility to occur.

The foregoing summary of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Second Amendment, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit number	Description

10.1*
Amendment No. 2 to Credit Agreement, dated December 18, 2020, among Team, Inc., as Borrower, the financial institutions party thereto from time to time and Atlantic Park Strategic Capital Fund, L.P., as Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary
Dated: November 4, 2021